UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02    Results of Operations and Financial Condition.

On October 21, 2015, Sonoco Products Company issued a news release reporting the financial results of the Company for the quarter ended September 27, 2015.  Although the Condensed Consolidated Statement of Cash Flows included in the third quarter earnings release was correct, the row "Cost of acquisitions, exclusive of cash" was inadvertently omitted from the Condensed Consolidated Statement of Cash Flows included in the copy of the earnings release filed as Exhibit 99 to the Company's Current Report on Form 8-K, filed on October 21, 2015, resulting in the misalignment of several of the other rows that followed. The omission and misalignments have been corrected in the copy of the third quarter earnings release filed as Exhibit 99 to this amended Current Report on Form 8-K. All other information in the initial 8-K remains unchanged.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibit 99 - Registrant’s 2015 Third Quarter Earnings Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: October 23, 2015	By:	/s/ Barry L. Saunders
Barry L. Saunders
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99	Registrant’s 2015 Third Quarter Earnings Release